UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report: (Date of earliest event reported) August 2, 2004



                     OLD REPUBLIC INTERNATIONAL CORPORATION
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)



             Delaware                   001-10607                36-2678171
----------------------------           -----------           -------------------
(State or other jurisdiction           (Commission           (I.R.S. Employer
of incorporation)                      File Number)          Identification No.)



               307 North Michigan Avenue, Chicago, Illinois 60601
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (312) 346-8100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events and Regulation FD Disclosure
         -----------------------------------------

On August 2, 2004, Old Republic International Corporation announced that Karl W. Mueller will join the Registrant as its Senior Vice President and Chief Financial Officer effective as of October 1, 2004. He will succeed John S. Adams in that position, who will remain with the Registrant as its Vice President-Finance. Karl Mueller is 45 and currently a Partner in the Chicago office of the international accounting firm of KPMG LLP. Mr. Mueller joined the predecessor firm of Peat, Marwick, Mitchell & Co. in 1981 and became a Partner in 1995. He has specialized in insurance for the past twelve years.


         Exhibits
         --------

99.1     Press Release dated August 2, 2004.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         OLD REPUBLIC INTERNATIONAL CORPORATION
                                         Registrant



     Date:  August 2, 2004               By: /s/ A.C. Zucaro
                                            ----------------------------------
                                            Chairman and Chief Executive Officer

                                INDEX TO EXHIBITS
                                -----------------


         Exhibits

99.1     Press Release dated August 2, 2004.